Fees Summary	Aug. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,242,500.00
Previously Paid Amount	3,176.30
Total Fee Amount	4,038.39
Total Offset Amount	862.09
Net Fee	$ 0.00